UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 21, 2006


                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              1-11165                                     43-1470322
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     (Commission File Number)                  (IRS Employer Identification No.)


           12 East Armour Boulevard
             Kansas City, Missouri                               64111
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   (Address of Principal Executive Offices)                   (Zip Code)


                           (816) 502-4000
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        (Registrant's Telephone Number, Including Area Code)


                                 N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01.        Regulation FD Disclosure.

         As previously reported, on September 22, 2004, Interstate Bakeries Corporation (the "Company") and each of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the "Court"). On March 21, 2006, the Company filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended February 4, 2006. Such report is attached as Exhibit 99.1 and is hereby incorporated by reference.

         Item 9.01         Financial Statements and Exhibits.

 (c)     Exhibits

Exhibit No.      Description
-----------      -----------

      99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended February 4, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 2006                          INTERSTATE BAKERIES
                                               CORPORATION


                                                By:/s/ Ronald B. Hutchison
                                                   -----------------------------
                                                    Ronald B. Hutchison
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

      99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended February 4, 2006.